Exhibit 10.1
SECOND AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
among
Apartment Investment and Management Company,
AIMCO Properties, L.P., and
AIMCO/Bethesda Holdings, Inc.,
as the Borrowers,
the Guarantors and
Pledgors named herein,
Bank of America, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer
and
The Other Financial
Institutions Party Hereto
Dated as of March 22, 2006
BANC OF AMERICA SECURITIES LLC
and
KEYBANC CAPITAL MARKETS
as Joint-Lead Arrangers
and
Joint Book Managers and Bookrunners

SECOND AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
     This SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of March 22, 2006 and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (the “Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005 (the “First Amendment”) (the Credit Agreement as amended by the First Amendment and this Amendment is referred to herein as the “Amended Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.
RECITALS
     WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;
     WHEREAS, Borrowers have advised Administrative Agent that they have entered into a mezzanine loan transaction and incurred a lien on certain of the Negative Pledge Assets in connection with such financing (the “Subject Transaction”), which Subject Transaction is described in further detail on Schedule 7.11(i) attached hereto, and for the avoidance of any doubt regarding a violation of Section 7.01 of the Credit Agreement, Administrative Agent and the Lenders agree to consent to the Subject Transaction and, in an abundance of caution, waive any Event of Default arising from the incurrence of the lien on the Negative Pledge Assets;
     WHEREAS, pursuant to the Credit Agreement, certain of the amendments set forth herein require the consent of the Lenders, and the Lenders have consented hereto;
     NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
     1.1 New Schedule 7.11(i) — Mezzanine Indebtedness. Schedule 7.11(i) attached hereto is hereby added as a new schedule to the Amended Agreement.

     1.2 Amendment to Subsection 1.01. Defined Terms.
          A. The defined term “Applicable Revolving Rate” is deleted in its entirety and replaced with the following:
               “Applicable Revolving Rate” means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 6.02(b):
Applicable Revolving Rate

			Base Rate	Letters of
Pricing Level	Leverage Ratio	Eurodollar Rate +	+	Credit
1	< 50%	1.125%	0%	1.125%
2	≥ 50% and < 55%	1.375%	0%	1.375%
3	≥ 55% and < 60%	1.50%	0.15%	1.50%
4	≥ 60%	1.75%	0.25%	1.75%
               Any increase or decrease in the Applicable Revolving Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered. The Applicable Revolving Rate in effect from the Closing Date through the date of delivery of the initial Compliance Certificate shall be determined based upon Pricing Level 2.”
          B. The defined term “Applicable Term Rate” is deleted in its entirety and replaced with the following:
               “Applicable Term Rate” means the following percentages per annum based on whether that portion of the Term Loan is a Eurodollar Rate Loan or a Base Rate Loan: (a) for a Eurodollar Rate Loan, 1.50%, and (b) for a Base Rate Loan, 0.25%.
          C. Clauses (iii) and (iv) of the defined term “Gross Asset Value” are deleted in their entirety and replaced with the following
               “(iii) with respect to all real estate assets wholly or partially owned by such Person(s) throughout the most recent four calendar quarters ending on or prior to such date of determination (other than Development Assets), the Adjusted Total NOI attributable to such real estate assets for such four quarter period divided by 7.75%;
               (iv) with respect to all real estate assets wholly or partially owned on such date of determination, but acquired less than four calendar quarters but at least one calendar quarter preceding such date of determination (other than Development Assets), the Adjusted

Total NOI attributable to such real estate assets for any period that such Person(s) owned such assets measured on an annualized basis and divided by 7.75%;”
          D. The defined term “Revolving Commitment Termination Date” is deleted in its entirety and replaced with the following:
               “Revolving Commitment Termination Date” means the later of (a) May 1, 2009 and (b) if the Existing Revolving Commitment Termination Date is extended pursuant to Section 2.14, such extended Existing Revolving Commitment Termination Date as determined pursuant to such Section 2.14.”
          E. The defined term “Term Loan” is deleted in its entirety and replaced with the following:
               “Term Loan” means a Loan of any type made to Borrowers by the Term Lenders in accordance with their Applicable Percentage pursuant to Section 2.01(b) or Section 2.15, except as otherwise provided herein.”
          F. The defined term “Term Loan Amount” is deleted in its entirety and replaced with the following:
               “Term Loan Amount” means, at any time, the aggregate principal amount of the Term Loans outstanding, which amount on the Closing Date is equal to $400,000,000, as such amount may be increased from time to time pursuant to Section 2.15 or decreased from time to time.”
          G. The defined term “Term Loan Commitment” is deleted in its entirety and replaced with the following:
               “Term Loan Commitment” means, as to each Term Lender at any time, its obligations to make Term Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed such Term Lender’s portion of the Term Loan Amount or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and in an aggregate principal amount on or after the Increase Effective Date, not to exceed such Term Lender’s Term Loan Commitments issued pursuant to Section 2.15. A Term Lender’s Commitment may be increased from time to time with its consent pursuant to Section 2.15.”
          H. The defined term “Term Lender” is deleted in its entirety and replaced with the following:
               “Term Lender” means, collectively, each Lender holding a Term Loan.
          I. The defined term “Term Loan Maturity Date” is deleted in its entirety and replaced with the following:
               “Term Loan Maturity Date” means March 22, 2011.”

          J. The following defined terms shall be inserted in the correct alphabetical location as follows:
               “Additional Term Lender” means a Lender with an Additional Term Loan Commitment to make Additional Term Loans to the Borrowers on the Second Amendment Effective Date, it being understood that an Additional Term Lender may be a Term Lender.”
               “Additional Term Loan” means a term loan or term loans in Dollars made pursuant to Section 2.01(b)(iii) of this Agreement on the Second Amendment Effective Date.”
               “Additional Term Loan Commitment” means, as to each Additional Term Lender, the commitment of such Additional Term Lender to make Additional Term Loans on the Second Amendment Effective Date, in an amount in Dollars not to exceed such Additional Term Lender’s portion of the Additional Term Loan.”
               “Mezzanine Indebtedness” means Indebtedness secured by a pledge of one or more equity interests in a Single Purpose Entity owning only one real property asset, where such real property asset is prohibited from being further encumbered.”
               “Second Amendment” means the Second Amendment to this Agreement, dated as of March 22, 2006, among the Borrowers, the Administrative Agent and the Lenders party thereto.”
               “Second Amendment Effective Date” means the date all of the conditions to effectiveness set forth in Section 2 of the Second Amendment are satisfied.”
     1.3 Amendment to Sections 2.01(b). Term Loan.
          A. Section 2.01(b)(ii) and (iii) shall be deleted in its entirety and replaced with the following clauses (ii), (iii) and (iv):
               “(ii) Subject to the terms and conditions hereof, each Term Lender with an Additional Term Loan Commitment severally agrees to exchange its Term Loans existing immediately prior to the Second Amendment Effective Date for a like principal amount in Dollars of Additional Term Loans on the Second Amendment Effective Date, and from and after the Second Amendment Effective Date such Term Loans shall be deemed refinanced in full and such Additional Term Loans shall be deemed made hereunder.
               (iii) Subject to the terms and conditions hereof, each Additional Term Lender severally agrees to make Additional Term Loans in Dollars to the Borrowers on the Second Amendment Effective Date in a principal amount not to exceed its Additional Term Loan Commitment on the Second Amendment Effective Date. The Borrowers shall refinance all Term Loans of Term Lenders that do not execute and deliver the Second Amendment on or before the Second Amendment Effective Date with the gross proceeds of the Additional Term Loans.
               (iv) The Borrowers hereby irrevocably authorize and direct the Administrative Agent to apply the proceeds of the Additional Term Loans made on the Second Amendment Effective Date to refinance and replace the Term Loans of Term Lenders that do not execute and deliver the Second Amendment on or before the Second Amendment Effective Date.”
          B. Section 2.02(a)(ii) is hereby amended by deleting the reference to “9:00 a.m.” therein and replacing such reference with “11:00 a.m.”
     1.4 Amendment to Section 2.15. Increase in Commitments.
          A. Section 2.15(a) shall be deleted in its entirety and replaced with the following:
               “2.15 Increase in Commitments.
               (a) Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may request an increase in the Aggregate Commitments (which may be, at the option of the Borrowers, Revolving Commitments and/or Term Loan Commitments) by an amount not exceeding (after March 22, 2006) $150,000,000; provided that any such request for an increase shall be in a minimum amount of $25,000,000. At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Such notice shall indicate the Applicable Term Rate or Applicable Revolving Rate for such new Term Loan Commitments or Revolving Commitments, as applicable. In the event new Term Loan Commitments or Revolving Commitments are increased and the Applicable Term Rate or Applicable Revolving Rate for such new Term Loan Commitments or Revolving Commitments is less than that for any other Term Loan Commitments or Revolving Commitments hereunder, no consent of any Lender shall be required in connection with the issuance of any such new Term Loan Commitments or Revolving Commitments.”
     1.5 Amendment to Section 5.01. Existence, Qualification and Power; Compliance with Laws.
          A. Section 5.01 shall be deleted in its entirety and replaced with the following:
               “5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization except to the extent permitted by Section 7.04, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.”

     1.6 Amendment to Section 5.02. Authorization; No Contravention.
          A. Section 5.02 shall be deleted in its entirety and replaced with the following:
               “5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than any Lien granted pursuant to the Loan Documents in favor of the Administrative Agent) under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except to the extent that any of the foregoing referred to in clause (b) and (c) could not reasonably be expected to have a Material Adverse Effect.”
     1.7 Amendment to Section 7.01. Liens.
          A. The introductory paragraph of Section 7.01 is deleted in its entirety and replaced with the following:
               “7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following; provided that in no event may the Negative Pledge Assets be subject to any such Liens consisting of a perfected security interest (other than Liens in favor of Borrower or Guarantor and other than Liens securing Indebtedness permitted under Section 7.11(i)):”
          B. Section 7.01(l) is deleted in its entirety and replaced with the following:
               “(l) Liens securing Indebtedness permitted under Section 7.03(e), (g), (h), (i), or (j) or Section 7.11(i);”
     1.8 Amendment to Section 7.04. Fundamental Changes.
          A. Section 7.04(a) shall be deleted in its entirety and replaced with the following:
               “(a) any Subsidiary may merge or consolidate with (i) any Borrower, provided that such Borrower shall be the continuing or surviving Person, (ii) any one or more other Subsidiaries, or (iii) any Borrower may merge or consolidate with another Borrower;”
     1.9 Amendment to Section 7.11. Financial Covenants.
          A. Section 7.11(b) shall be deleted in its entirety and replaced with the following:

               “(b) Permit the Debt Service Coverage Ratio to be less than 1.50:1.00 at any time;”
          B. The following is hereby added as clause (i) of Section 7.11:
               “(i) Permit the aggregate outstanding principal amount (including paid-in-kind or other non current cash pay interest which is added to principal) of Mezzanine Indebtedness to exceed $100,000,000 at any time. The Mezzanine Indebtedness existing as of the Second Amendment Effective Date is set forth on Schedule 7.11(i) hereto.”
     1.10 Consent to Subject Transaction. Administrative Agent and the Lenders hereby consent to the Subject Transaction and the incurrence of the Mezzanine Indebtedness under Section 7.11(i).
Section 2. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the Second Amendment Effective Date, at such time that all of the following conditions are satisfied:
          A. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent, and (c) the Lenders;
          B. Guarantors and Pledgors shall have executed this Amendment with respect to Section 5;
          C. Each Term Lender and each Revolving Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrowers in the form of Exhibit C-1 of Exhibit C-2 to the Credit Agreement, as applicable, evidencing the Loan made by such Lender.
          D. Administrative Agent and its counsel shall have received executed resolutions from Borrowers, Guarantors and Pledgors authorizing the entry into and performance of this Amendment and the Credit Agreement as amended, all in form and substance satisfactory to Administrative Agent and its counsel;
          E. Borrowers shall have paid such fees owing pursuant to the Fee Letter, dated February 27, 2006, between Borrowers, Administrative Agent and Banc of America Securities LLC; and
          F. Borrowers shall have paid the fees, costs and expenses of Administrative Agent’s counsel in connection with this Amendment.
Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES
     In order to induce the Lenders to consent to this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to each Lender that the following statements are true, correct and complete:

     3.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Second Amendment Effective Date;
     3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be. Except as disclosed on Schedule 3.2, the organizational documents of the Borrowers, Pledgors and Guarantors have not been modified in any material respect since the date of the First Amendment. Concurrently with the delivery of Joinder Agreements in connection with the Additional Term Loans, if any, Borrowers shall deliver evidence satisfactory to Administrative Agent of due authorization by Borrowers thereof and an affirmation by Guarantors and Pledgors of their respective obligations under the Guaranty and the Pledge Agreement;
     3.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as of the Second Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment;
     3.4 No Conflict. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Second Amendment Effective Date;
     3.5 Governmental Consents. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;
     3.6 Binding Obligation. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
     3.7 Incorporation of Representations and Warranties From Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Section 4. MISCELLANEOUS
     4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.
          A. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
     4.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. On or before the Second Amendment Effective Date, the Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s counsel in connection with this Amendment concurrently with or promptly after the Second Amendment Effective Date.

     4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     4.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and each Lender, and receipt by Borrowers and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.
     4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to the amendment to the Credit Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.
Section 5. ACKNOWLEDGEMENT AND CONSENT
          A. Guarantors are party to that certain Continuing Guaranty, dated as of November 2, 2004, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Security Agreement (Securities) made by Borrowers and Security Agreement (Securities) made by certain other Pledgors, dated as of November 2, 2004, pursuant to which Pledgors have pledged the Collateral as security for the Indebtedness (as defined in the applicable Pledge Agreement).
          B. Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor and Pledgor hereby also consents to the increase in the Obligations pursuant to Borrowers’ exercise of the increase in the Commitments in an amount up to $150,000,000 (the “Increase”). Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Guaranteed Obligations” (as defined in the applicable Guaranty) or the “Indebtedness” (as defined in the applicable Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Guaranteed Obligations” or “Indebtedness”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein, including any Notes issued in connection with the Increase.
          C. Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and the Increase. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
          D. Each Guarantor and each Pledgor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Credit Agreement.
[Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:	APARTMENT INVESTMENT AND
MANAGEMENT COMPANY,
a Maryland corporation

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P.,
a Delaware limited partnership

	By:		AIMCO-GP, INC.,
a Delaware corporation
	Its:		General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC.,
a Delaware corporation

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

PLEDGORS (for purposes of Section 5 only):

APARTMENT INVESTMENT AND
MANAGEMENT COMPANY,
a Maryland corporation, as Pledgor

By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P.,
a Delaware limited partnership, as Pledgor

By:		AIMCO-GP, INC.,
a Delaware corporation
Its:		General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC.,
a Delaware corporation, as Pledgor

By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO/IPT, INC.
NHP A&R SERVICES, INC.
NHP REAL ESTATE CORPORATION
AIMCO HOLDINGS QRS, INC.
NHPMN-GP, INC.
LAC PROPERTIES QRS II INC.

By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO LP LA, L.P.

By:	AIMCO LP QRS, Inc.,
as its General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and
Treasurer

GP-OP PROPERTY MANAGEMENT, LLC

By:	AIMCO Properties, L.P.,
as its Sole Member

	By:		AIMCO-GP, Inc.,
as its General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and
Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO GP LA, L.P.,
a Delaware limited partnership

By:	AIMCO-GP, INC.,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING
PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	AIMCO GP LA, L.P.,
Its:	General Partner

	By:	AIMCO-GP, INC.,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and
Treasurer

AIC REIT PROPERTIES LLC,
a Delaware limited liability company

By:	AIMCO Properties, L.P.
Its:	Managing Member

	By:	AIMCO-GP, INC.,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and
Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P.

By:	AIMCO Properties, L.P.,
as its General Partner

	By:		AIMCO-GP, Inc.,
as its General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and
Treasurer

AIMCO HOLDINGS, L.P.

By:	AIMCO Holdings QRS, Inc.,
as its General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED
PARTNERSHIP

By:	Ambassador Florida Partners, Inc.,
as its General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES SUB LLC

By:	LAC Properties Operating Partnership, L.P.,
as its Managing Member

	By:	AIMCO GP LA, L.P.,
as its General Partner

		By:	AIMCO-GP, Inc.,
as its General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and
Treasurer

LAC PROPERTIES GP I LLC

By:	LAC Properties Operating Partnership, L.P.,
as its Managing Member

	By:	AIMCO GP LA, L.P.,
as its General Partner

		By:	AIMCO-GP, Inc.,
as its General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

GUARANTORS (for purposes of Section 5 only):

AIMCO EQUITY SERVICES, INC.
AIMCO HOLDINGS QRS, INC.
AIMCO-LP, INC.
AIMCO PROPERTIES FINANCE CORP.
AMBASSADOR I, INC.
AMBASSADOR VIII, INC.
ANGELES REALTY CORPORATION II
CONCAP EQUITIES, INC.
NHP A&R SERVICES, INC.
NHPMN STATE MANAGEMENT, INC.
NHP MULTI-FAMILY CAPITAL CORPORATION
AIMCO-GP, INC.
NHPMN-GP, INC.

By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO IPLP, L.P.

By:	AIMCO/IPT, Inc.,
its General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P.

By:	AIMCO Holdings QRS, Inc.,
its General Partner

	By:	/s/ Patti K. Fielding

Patti k. Fielding
Executive Vice President and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR CRM FLORIDA PARTNERS
LIMITED PARTNERSHIP

By:	Ambassador Apartments, L.P.,
as its General Partner

	By:	AIMCO Properties, L.P.,
as its General Partner

		By:		AIMCO-GP, Inc.,
as its General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR APARTMENTS, L.P.

By:	AIMCO Properties, L.P.,
as its General Partner

	By:	AIMCO-GP, Inc.,
as its General Partner

		By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President
and Treasurer

LAC PROPERTIES OPERATING
PARTNERSHIP, L.P.

By:	AIMCO GP LA, L.P.,
a Delaware limited partnership
its General Partner

	By:	AIMCO-GP, Inc.,
a Delaware corporation
as its General Partner

		By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President
and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

GP-OP PROPERTY MANAGEMENT, LLC

By:	AIMCO Properties, L.P.,
as its Sole Member

	By:		AIMCO-GP, Inc.,
as its General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P.,
a Delaware limited partnership

By:	NHPMN-GP, Inc.
a Delaware corporation
as its General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC,
a Delaware limited liability company

By:	AIMCO/Bethesda Holdings, Inc.,
a Delaware corporation
as its General Member and General Manager

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

OP PROPERTY MANAGEMENT, L.P.,
a Delaware limited partnership

By:	NHPMN-GP, Inc.,
a Delaware corporation
as its Managing General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC,
a Delaware limited liability company

By:	AIMCO Properties, L.P.,
a Delaware limited partnership
as its General Partner and General Manager

	By:		AIMCO-GP, Inc.,
a Delaware corporation
as its General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES GP I LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	LAC Properties GP I LLC,
a Delaware limited liability company
as its General Partner

	By:	LAC Properties Operating Partnership, L.P.,
a Delaware limited partnership
as its Managing Member

		By:	AIMCO GP LA, L.P.,
a Delaware limited partnership
as its General Partner

			By:		AIMCO-GP, Inc.,
a Delaware corporation
as its General Partner

				By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President
and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP,
a Delaware limited partnership

		By:	LAC Properties QRS II Inc.,
a Delaware corporation
as its General Partner

			By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kathleen M. Carry

Name: Kathleen M. Carry
Title: Vice President
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA, N.A.,
as Swing Line Lender, L/C Issuer
and as a Lender

By:	/s/ James P. Johnson

Name: James P. Johnson
Title: Senior Vice President
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

SCHEDULE 3.2
ORGANIZATIONAL DOCUMENT MODIFICATIONS
In October 2005, NHP Management Company merged with and into AIMCO/Bethesda Holdings, Inc., a Delaware corporation, with AIMCO/Bethesda Holdings, Inc. as the survivor corporation.
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)

SCHEDULE 7.11(i))
MEZZANINE INDEBTEDNESS

					AIMCO
					Share -
			AIMCO	Outstanding	Outstanding
Property Name	Location	Borrower Name	Ownership	Indebtedness	Indebtedness

		Site 10 Community Alliance
Renwick Gardens	New York, NY	Associates Limited Partnership	28.50%	$14,704,247	$4,190,710

Total				$14,704,247	$4,190,710
(Second Amendment to Amended and Restated Senior Secured Credit Agreement)